UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):
July 12, 2013

United States Steel Corporation
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(Exact name of registrant as specified in its charter)

Delaware	1-16811	25-1897152
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Grant Street, Pittsburgh, PA	15219-2800
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(Address of principal executive offices)	(Zip Code)

(412) 433-1121
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(Registrant's telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

On July 12, 2013, United States Steel Corporation (the “Corporation”) entered into a Fifth Amendment to the Second Amended and Restated Receivables Purchase Agreement by and among U. S. Steel Receivables LLC, as Seller; the Corporation, as initial Servicer; the persons party thereto as CP Conduit Purchasers, Committed Purchasers, LC Banks and Funding Agents; and The Bank of Nova Scotia, as Collateral Agent (the “Fifth Amendment”). The Fifth Amendment extends the Commitment Expiry Date to July 12, 2016. A copy of the Fifth Amendment is filed herewith as Exhibit 10.1.

On July 15, 2013, U. S. Steel Košice, s.r.o. (“USSK”), a company organized under the laws of the Slovak Republic and a wholly-owned subsidiary of the Corporation, entered into a multicurrency revolving credit facility agreement (the “Credit Agreement”) with ING Bank N.V., COMMERZBANK Aktiengesellschaft,  Slovenská sporiteľňa, a.s., Komercní banka, a.s. and Citibank Europe plc.  The Credit Agreement provides for a EUR 200,000,000 revolving unsecured credit facility that expires on July 15, 2016. The Credit Agreement contains customary representations and warranties, affirmative covenants, negative covenants and events of default. The Credit Agreement replaces USSK’s EUR 200,000,000 Credit Facility dated August 6, 2010. A copy of the Credit Agreement is filed herewith as Exhibit 10.2.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1
Fifth Amendment to the Second Amended and Restated Receivables Purchase Agreement, dated as of July 12, 2013 by and among U. S. Steel Receivables LLC, as Seller; United States Steel Corporation, as initial Servicer; the persons party thereto as CP Conduit Purchasers, Committed Purchasers, LC Banks and Funding Agents; and The Bank of Nova Scotia, as Collateral Agent.

10.2
EUR 200,000,000 multicurrency revolving credit facility agreement dated July 15, 2013 among U. S. Steel Košice, s.r.o., and ING Bank N.V., COMMERZBANK Aktiengesellschaft, Slovenská sporiteľňa, a.s., Komercní banka, a.s. and Citibank Europe plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES STEEL CORPORATION

By	/s/ Gregory A. Zovko
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Gregory A. Zovko
Vice President & Controller

Dated: July 16, 2013